Convertible Promissory Note Payable	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Convertible Promissory Note Payable

34	Convertible promissory note payable
In October 2015, in connection with the acquisition of Gem Alliance Limited, the Company issued a convertible promissory note (the “Notes”) to China Ping An Insurance Overseas (Holdings) Limited (“PAOH”), a subsidiary of Ping An Group, in an aggregate principal amount of USD1,953.8 million. On the same date, PAOH agreed to transfer USD937.8 million of the principal amount of the Note and all rights, benefits and interests attached thereunder to An Ke Technology Company Limited (“An Ke”), a subsidiary of Ping An Group. The Note bears interest paid semi-annually at the rate of 0.7375% per annum. Subject to its terms and conditions, the holders of the Note have the right to convert the Notes into ordinary shares of the Company within the conversion period commencing on the listing day of the Company until the date which is five business days before (and excluding) the eighth anniversary of the issuance date of the Note at the conversion price of USD14.8869 per share, subject to certain anti-dilution adjustments if applicable.
On August 31, 2020, the Company entered into an amendment and supplemental agreement with PAOH and An Ke. In accordance with this agreement, the holders of the Note could only exercise their conversion right one year after the Company’s listing date. This amendment did not have any material impact on the Group’s financial position and results of operations.
On August 20, 2021, the Company, PAOH and An Ke entered into an amendment and supplemental agreement to the share purchase agreement and the Note (the “Third Amendment and Supplemental Agreement”). The Third Amendment and Supplemental Agreement amends the terms of the Note by extending the commencement of the conversion period of the Notes from the date which is one year after the date of the Company’s initial public offering to April 30, 2023. Each of PAOH and An Ke has the right in the manner provided in the Notes, as applicable, to convert the whole or any part of the outstanding principal amount of the Notes, as applicable, into ordinary shares of the Company.
On December 6, 2022, the Company, PAOH and An Ke entered into an amendment and supplemental agreement (the “Fourth Amendment and Supplemental Agreement”) to amend the terms of the Notes, pursuant to which the Company agreed to redeem 50% of the outstanding principal amount of the Notes from PAOH and An Ke, and the parties agreed to extend the maturity date and the commencement date of the conversion period of the remaining 50% Notes. As a result, the remaining 50% outstanding principal amount of the Notes bear interest, unless otherwise agreed, at the rate of 0.7375% per annum of the principal amount of the Notes outstanding from time to time, which will be payable semi-annually until October 8, 2026. The Notes can be converted into the shares at any time from April 30, 2026 until the date which is five business days before (and excluding) October 8, 2026, at an initial conversion price of USD14.8869 per ordinary share subject to certain adjustments as set forth in the Notes (Note 45). Unless converted or purchased and canceled prior to the maturity date, the Company will redeem the Notes of their principal amounts together with accrued interests on the maturity date.

The Group measured the liability component at initial recognition based on its best estimate of the present value of the redemption amount and recognized the residual to the equity component to reflect the value of conversion rights. Subsequent to initial recognition, the liability component of convertible promissory note payable measured at amortized cost using the effective interest rate method with interest expenses recorded in the finance costs. The equity component will not be re-measured
subsequently.

	Liabilities	Equity
	RMB’000	RMB’000
Carrying value as of January 1, 2020	10,014,377	5,744,955

Interest accrued at effective interest rate	883,759	—
Interest paid	(92,981)	—
Exchange differences	(687,967)	—

Carrying value as of December 31, 2020	10,117,188	5,744,955

Interest accrued at effective interest rate	893,001	—
Interest paid	(100,937)	—
Exchange differences	(239,754)	—

Carrying value as of December 31, 2021	10,669,498	5,744,955

Interest accrued at effective interest rate	1,045,611	—
Interest paid	(115,879)	—
Redemption and extension of convertible promissory notes (a)	(7,444,513)	(5,584,770)
Exchange differences	1,009,422	—

Carrying value as of December 31, 2022	5,164,139	160,185

(a)
Following the Fourth Amendment and Supplemental Agreement on December 6, 2022, the carrying values of liability and equity components in relation to original Notes were reversed due to extinguishment of original Notes and fair value of new Notes was recognized, giving rise to an increase of RMB174 million in financial costs and RMB6,210 million in share premium and a decrease of RMB5,585 million in other reserves.

In consideration of the above redemption and the extension of the maturity date and taking into account the fair market value of the Notes determined by the independent valuers, pursuant to the Fourth Amendment and Supplemental Agreement, the Company agreed to pay PAOH and An Ke a total amount of approximately USD1,071 million (the “Consideration”) together with the unpaid interest accrued on the redeemed notes up to and including the effective date of the Fourth Amendment and Supplemental Agreement. The first tranche payment of the Consideration in the total amount of approximately USD536 million had been paid in December 2022. It is expected that the remaining Consideration would be paid in March 2023 or such other date(s) within one year after the effective date of the Fourth Amendment and Supplemental Agreement as mutually agreed by the Company, PAOH and An Ke. Additional interests shall accrue on the remaining Consideration at a rate of 6.5% per annum, accruing daily from and including the date after the modification date (ie. December 6, 2022) up to but excluding the date on which the unpaid consideration is paid. As of December 31, 2022, the total amount of unpaid considerat ion is
RMB3,746 million.